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                                                                    EXHIBIT 10.2

                                  AMENDMENT TO
                               MARKETING AGREEMENT


THIS AMENDMENT TO THE MARKETING AGREEMENT is entered into this 22nd day of May, 2000, and effective as indicated herein, by and between TRANSAMERICA LIFE
INSURANCE AND ANNUITY COMPANY, hereinafter referred to as "Transamerica," a North Carolina corporation, and LEGACY MARKETING GROUP, hereinafter referred to as "LMG," a California corporation.

WHEREAS, Transamerica and LMG entered into a Marketing Agreement, dated May 29, 1998, hereinafter referred to as the "Agreement," wherein Transamerica and LMG agreed to jointly develop proprietary annuity products, wherein LMG would market such products on behalf of Transamerica, utilizing its nationwide distribution channels of duly licensed and appointed Producers in consideration of the fees as set forth in APPENDIX B of the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises hereinafter contained and other good and valuable consideration, the parties hereto do agree as follows:

Effective as of May 29, 1998:

1. APPENDIX A, "Policy Forms," is hereby amended to include the product names associated therewith as follows:

     "Product Name              Group Master Policy #     Policy #
     -------------              ---------------------     --------
     SelectMark 5 50/50         T-GTMY0298-5-50/50        T-PTMY0298-5-50/50
     SelectMark 5 75/25         T-GTMY0298-5-75/25        T-PTMY0298-5-75/25
     SelectMark 10 50/50        T-GTMY0298-10-50/50       T-PTMY0298-10-50/50
     SelectMark 10 75/25        T-GTMY0298-10-75/25       T-PTMY0298-10-75/25"


2.   APPENDIX B, "Commission," is hereby amended to read as follows:

     "COMMISSION

     Base Commission

     SelectMarkSM 5  Product:  {5 Year Surrender Charge Schedule}
     Transamerica will pay LMG on the last business day of the week o of all premiums received by LMG during that week for the SelectMarkSM 5 Product.


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     SelectMarkSM 10  Product:  {10 Year Surrender Charge Schedule}
     Transamerica will pay LMG on the last business day of the week o of all premiums received by LMG during that week for the SelectMarkSM 10 Product.

     Additional premiums will be subject to the same commission percentages as the initial premium.

     If the issue age is greater than 84 as defined in the Death Benefit Proceeds provision of the Policies referenced in APPENDIX A, the aforementioned base commissions are reduced by o. A monthly trail base commission of o multiplied by the aforementioned, product specific base commission percentage divided by 12 of the Annuity Cash Value is paid, beginning in policy year 2.

     Override Commission

     In addition to the base commissions specified above, Transamerica shall pay to LMG an Override Commission for each of the aforementioned SelectMarkSM products on the last business day of the week, of o of all premiums received by LMG during that week.

     The above referenced Override Commission percentage includes o which is paid back to the carrier at the end of each fiscal year [fiscal year begins with the first month that any premium received by LMG, i.e., August -July] for the Policies referenced in APPENDIX A for the first $100 million of premium paid, net of free looks. LMG will retain the o on all premiums received in excess of $100 million in each fiscal year. Such year ends the last day of the calendar month immediately preceding the month the first premium paid is received (July 31st).

     Such Override Commission will be part of the total weekly commission process and will be paid by Transamerica to LMG by authorizing LMG to write a check to itself against the Transamerica Disbursement account for the total weekly commission amount."

Effective as of February 9, 1999:

1.   Add to Appendix A, "Policy Forms," as follows:

     "Product Name                  Group Master Policy #   Policy #
     -------------                  ---------------------   --------
     SelectMark 10 Special Edition  T-GTMY0298-10-50/50*    T-PTMY0298-10-50/50*

     *Effective February 9, 1999, the SelectMark 10 Special Edition replaced the
      SelectMark 10 50/50 for the referenced policy forms."


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2.   Add to APPENDIX B, "Commissions," as follows:

     "SelectMarkSM 10 Special Edition Product: {10 Year Surrender Charge Schedule} Transamerica will pay LMG on the last business day of the week o of all premiums received by LMG during that week for the SelectMarkSM 10 Special Edition."

Effective as of October 18, 1999:

1.   Add to Appendix A, "Policy Forms," as follows:

     "Product Name                     Group Master Policy   #Policy #
     -------------                     -------------------   ---------
     SelectMark 7 Special Edition     T-GMY0799-7-100        T-PMY0799-7-100
     SelectMark 7 75/25               T-GMY0799-7-75/25      T-PMY0799-7-75/25
     SelectMark 7 50/50               T-GMY0799-7-50/50      T-PMY0799-7-50/50
     Beneficiary Rider                T-GBR-0799             T-PBR-0799"


2.   Add to APPENDIX B, "Commissions," as follows:

     "COMMISSION

     Base Commission

     SelectMarkSM 7  Product:  {7 Year Surrender Charge Schedule}
     Transamerica will pay LMG on the last business day of the week o of all premiums received by LMG during that week for the SelectMarkSM 7 Product.

     Transamerica will pay LMG on the last business day of the week o of all premiums received by LMG during that week for the SelectMarkSM 7 Special Edition Product.

     Transamerica will pay LMG on the last business day of the week an additional o of all premiums received by LMG during that week for the SelectMarkSM 10 Special Edition Product for applications received between October 18, 1999 and December 31, 2000.

     In  the  event  that  LMG  receives  a  SelectMarkSM   10  Special  Edition
     application prior to June 30, 2000, and associated premiums are received thereafter, LMG shall be entitled to collect the additional o commission.

     Additional premiums will be subject to the same commission percentages as the initial premium; with the exception of any additional deposits to an existing SelectMarkSM 10 Special Edition product between October 18, 1999 and December 31, 2000, for which LMG shall be entitled to the o commission rate.


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     LMG may calculate  this monthly trail  commission for the  SelectMarkSM  10
     Special Edition, for premiums received between October 18, 1999 and December 31, 2000, by employing the figure of "o" as opposed to "o." LMG will collect any additional funds owed to it from this calculation utilizing the actual o (as provided above) by submitting a written invoice to Transamerica for such fees on a monthly basis.

     Override Commission

     In addition to the commissions specified above, Transamerica shall pay to LMG an Override Commission for each of the aforementioned SelectMarkSM products on the last business day of the week o of all premiums received by LMG during that week.

     The above referenced Override Commission percentage includes o which is paid back to the carrier at the end of each fiscal year [fiscal year begins with the first month that any premium received by LMG, i.e., August -July] for the Policies referenced in APPENDIX A for the first $100 million of premium paid, net of free looks. LMG will retain the o on all premiums received in excess of $100 million in each fiscal year. Such year ends the last day of the calendar month immediately preceding the month the first premium paid is received (July 31st).

     Such commission will be part of the weekly commission process and will be paid by Transamerica to LMG by authorizing LMG to write a check to itself against the Transamerica Disbursement account for the total weekly commission amount."

3. All other provisions in the Agreement not specifically amended above remain in effect and unchanged.


IN WITNESS HEREOF, the parties have hereto executed this Agreement.


LEGACY MARKETING GROUP                      TRANSAMERICA LIFE INSURANCE
                                            AND ANNUITY COMPANY


By: /s/ R. Preston Pitts                     By: /s/ Bill Tate
Title: President                             Title:  Chief Marketing Officer
Date: May 22, 2000                           Date:  July 11, 2000
Witness: /s/ Anne Sedleniek                  Witness: /s/ Maria Marty


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